Effective August 23rd, 2004	OMB APPROVAL OMB Number: 3235-0060 Expires: March 31, 2005 Estimated average burden hours per response...28.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 19, 2004

     Bear Stearns Asset Backed Securities I LLC
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission file number)	20-0842986 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

Registrant's telephone number, including area code (212) 272-2000

           N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Bear Stearns Asset Backed Securities I LLC, as depositor (the “Depositor”) registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-113636) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2004-SD4 to issue publicly its Asset-Backed Certificates, Series 2004-SD4 (the “Certificates”), on November 19, 2004 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2004 (the “Cut-Off Date”), among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and JPMorgan Chase Bank, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

1.1 4.1 99.1 99.2 99.3 99.4 99.5 99.6	Underwriting Agreement

Pooling and Servicing Agreement

Assignment and Assumption Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC By: /s/Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Dated: December 7, 2004

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 15, 2004, between the Depositor and Bear, Stearns & Co. Inc., as underwriter.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2004, among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and JPMorgan Chase Bank, as Trustee.

99.1	Assignment and Assumption Agreement, dated as of November 19, 2004, among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc.

99.2	Yield Maintenance Agreement, dated November 19, 2004, between between Bear Stearns Financial Products Inc. and the Trustee.

99.3	Yield Maintenance Agreement, dated November 19, 2004, between between Bear Stearns Financial Products Inc. and the Trustee.

99.4	Yield Maintenance Agreement, dated November 19, 2004, between between Bear Stearns Financial Products Inc. and the Trustee.

99.5	Yield Maintenance Agreement, dated November 19, 2004, between between Bear Stearns Financial Products Inc. and the Trustee.

99.6	Yield Maintenance Agreement, dated November 19, 2004, between between Bear Stearns Financial Products Inc. and the Trustee.